American National Bankshares Inc. and Subsidiary
Consolidated Balance Sheets
March 31, 2007, and 2006
(Dollars in thousands, except share data)
(Unaudited)

	2007	2006
ASSETS

Cash and due from banks...............................................................................................	$22,844	$17,986
Interest bearing deposits in other banks.....................................................................	22,817	16,261

Securities available for sale, at fair value.....................................................................	138,533	164,610
Securities held to maturity.............................................................................................	13,475	16,883
Total securities...........................................................................................................	152,008	181,493

Loans held for sale.........................................................................................................	2,017	873

Loans, net of unearned income...................................................................................	543,357	411,335
Less allowance for loan losses....................................................................................	(7,590)	(6,164)
Net Loans...................................................................................................................	535,767	405,171

Bank premises and equipment, net..............................................................................	12,759	7,734
Goodwill...........................................................................................................................	22,468	-
Core deposit intangibles, net........................................................................................	2,735	92
Accrued interest receivable and other assets............................................................	14,129	9,841

Total assets......................................................................................................................	$787,544	$639,451

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing...................................................................	$116,940	$89,899
Demand deposits -- interest bearing...........................................................................	113,778	104,479
Money market deposits................................................................................................	52,856	41,557
Savings deposits............................................................................................................	69,083	77,258
Time deposits..................................................................................................................	253,377	191,486
Total deposits............................................................................................................	606,034	504,679

Repurchase agreements................................................................................................	44,526	40,672
FHLB borrowings...........................................................................................................	15,050	17,200
Trust preferred capital notes.........................................................................................	20,619	-
Accrued interest payable and other liabilities............................................................	4,675	2,848
Total liabilities............................................................................................................	690,904	565,399

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,156,823 shares outstanding at March 31, 2007 and
5,431,438 shares outstanding at March 31, 2006	6,157	5,431
Capital in excess of par value.......................................................................................	26,456	9,610
Retained earnings..........................................................................................................	65,726	60,088
Accumulated other comprehensive income (loss), net............................................	(1,699)	(1,077)
Total shareholders' equity.......................................................................................	96,640	74,052

Total liabilities and shareholders' equity....................................................................	$787,544	$639,451

American National Bankshares Inc. and Subsidiary
Consolidated Statements of Income
For the Three Months Ended March 31, 2007, and 2006
(Dollars in thousands, except share and per share data)
(Unaudited)

	2007	2006
Interest Income:
Interest and fees on loans...............................................................................................	$10,079	$6,956
Interest and dividends on securities:
Taxable................................................................................................................................	1,136	1,152
Tax-exempt.........................................................................................................................	423	451
Dividends...........................................................................................................................	89	57
Other interest income.......................................................................................................	171	232
Total interest income........................................................................................................	11,898	8,848
Interest Expense:
Deposits.............................................................................................................................	3,783	2,307
Repurchase agreements...................................................................................................	426	309
Other borrowings..............................................................................................................	206	213
Trust preferred capital notes...........................................................................................	343	-
Total interest expense......................................................................................................	4,758	2,829
Net Interest Income.........................................................................................................	7,140	6,019
Provision for Loan Losses..............................................................................................	303	126

Net Interest Income After Provision for Loan Losses..............................................	6,837	5,893

Noninterest Income:
Trust and investment services......................................................................................	879	755
Service charges on deposit accounts...........................................................................	622	571
Other fees and commissions..........................................................................................	289	309
Mortgage banking income.............................................................................................	190	133
Securities gains, net........................................................................................................	25	21
Other..................................................................................................................................	207	112
Total noninterest income...............................................................................................	2,212	1,901
Noninterest Expense:
Salaries.............................................................................................................................	2,390	1,984
Pension and other employee benefits.........................................................................	648	649
Occupancy and equipment...........................................................................................	829	646
Bank franchise tax..........................................................................................................	168	140
Core deposit intangible amortization..........................................................................	94	39
Other................................................................................................................................	1,041	925
Total noninterest expense............................................................................................	5,170	4,383
Income Before Income Tax Provision........................................................................	3,879	3,411
Income Tax Provision..................................................................................................	1,175	1,005
Net Income....................................................................................................................	$2,704	$2,406

Net Income Per Common Share:
Basic...............................................................................................................................	$0.44	$0.44
Diluted...........................................................................................................................	$0.44	$0.44

Average Common Shares Outstanding:
Basic.............................................................................................................................	6,156,812	5,441,758
Diluted.........................................................................................................................	6,185,084	5,477,904

Financial Highlights
American National Bankshares Inc. and Subsidiary
(Dollars in thousands, except share data)
(Unaudited)
	As of March 31,
	2007		2006		Change
EARNINGS
Interest income	$11,898		$8,848		34.5%
Interest expense	4,758		2,829		68.2
Net interest income	7,140		6,019		18.6
Provision for loan losses	303		126		140.5
Noninterest income	2,212		1,901		16.4
Noninterest expense	5,170		4,383		18.0
Income taxes	1,175		1,005		16.9
Net income	2,704		2,406		12.4

PER COMMON SHARE
Earnings per share - basic	$0.44		$0.44		0.0%
Earnings per share - diluted	0.44		0.44		0.0
Cash dividends paid	0.22		0.21		4.8
Book value per share	15.70		13.63		15.2
Book value per share - tangible (a)	11.60		13.62		(14.8)
Closing market price	22.88		23.49		(2.6)

FINANCIAL RATIOS
Return on average assets	1.39%		1.52%		(13	) bp
Return on average equity	11.35		13.02		(167)
Return on average tangible equity (b)	15.81		13.19		262
Average equity to average assets	12.24		11.69		55
Net interest margin (FTE)	4.13		4.14		(1)
Efficiency ratio	55.70		53.88		182

PERIOD END BALANCES
Securities	$152,008		$181,493		(16.2)%
Loans held for sale	2,017		873		131.0
Loans, net of unearned income	543,357		411,335		32.1
Goodwill and other intangibles	25,203		92		N/A
Assets	787,544		639,451		23.2
Assets - tangible (a)	762,341		639,359		19.2
Deposits	606,034		504,679		20.1
Repurchase agreements	44,526		40,672		9.5
FHLB borrowings	15,050		17,200		(12.5)
Trust preferred capital notes	20,619		-		N/A
Shareholders' equity	96,640		74,052		30.5
Shareholders' equity - tangible (a)	71,437		73,960		(3.4)

AVERAGE BALANCES
Securities	$157,004		$171,558		(8.5)%
Total loans	544,162		412,164		32.0
Interest-earning assets	714,427		605,026		18.1
Goodwill and other intangibles	25,240		108		N/A
Assets	778,858		631,934		23.2
Assets - tangible (a)	753,618		631,826		19.3
Interest-bearing deposits	493,806		412,733		19.6
Deposits	594,817		497,758		19.5
Repurchase agreements	46,254		39,941		15.8
Other borrowings	36,720		17,230		113.1
Shareholders' equity	95,332		73,900		29.0
Shareholders' equity - tangible (a)	70,092		73,792		(5.0)

CAPITAL
Average shares outstanding - basic	6,156,812		5,441,758		13.1%
Average shares outstanding - diluted	6,185,084		5,477,904		12.9
Shares repurchased	11,600		13,900		(16.5)
Average price of shares repurchased	$23.15		$23.33		(0.8)

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,264		$6,109		18.9%
Provision for loan losses	303		126		140.5
Charge-offs	(49)		(151)		(67.5)
Recoveries	72		80		(10.0)
Ending balance	$7,590		$6,164		23.1

NONPERFORMING ASSETS
Nonperforming loans:
90 days past due	$-		$-		N/A
Nonaccrual	3,689		4,274		(13.7)
Foreclosed real estate	99		155		(36.1)
Nonperforming assets	$3,788		$4,429		(14.5)

ASSET QUALITY RATIOS (c)
Net chargeoffs (recoveries) to average loans	(0.02)		0.07		(9	) bp
Nonperforming assets to total assets	0.48%		0.69%		(21)
Nonperforming loans to total loans	0.68		1.04		(36)
Allowance for loan losses to total loans	1.40		1.50		(10)
Allowance for loan losses
to nonperforming loans	2.06	x	1.44	x	62

Notes:
(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Balance sheet amounts used in calculations are based on period end balances bp - Change is measured as difference in basis points
FTE - Fully taxable equivalent basis
N/A - Percentage change is not applicable or not meaningful

Net Interest Income Analysis
For the Three Months Ended March 31, 2007 and 2006
(in thousands, except yields and rates)
Unaudited

	Average Balance		Interest Income/Expense		Average Yield/Rate

	2007	2006	2007	2006	2007	2006
Loans:
Commercial	$88,962	$70,421	$1,693	$1,238	7.61%	7.03%
Real Estate	444,854	331,522	8,165	5,508	7.34	6.65
Consumer	10,346	10,221	242	229	9.36	8.96
Total loans	544,162	412,164	10,100	6,975	7.42	6.77

Securities:
Federal agencies	82,257	90,141	857	807	4.17	3.58
Mortgage-backed	20,001	21,626	241	245	4.82	4.53
State and municipal	45,963	47,419	634	673	5.52	5.68
Other	8,783	12,372	129	154	5.87	4.98
Total securities	157,004	171,558	1,861	1,879	4.74	4.38

Deposits in other banks	13,261	21,304	171	232	5.16	4.36

Total interest earning assets	714,427	605,026	12,132	9,086	6.79	6.00

Nonearning assets	64,431	26,908

Total assets	$778,858	$631,934

Deposits:
Demand	$110,115	$97,050	$424	$303	1.54%	1.25%
Money market	52,140	41,414	349	221	2.68	2.13
Savings	68,927	78,256	235	187	1.36	0.96
Time	262,624	196,013	2,775	1,596	4.23	3.26
Total deposits	493,806	412,733	3,783	2,307	3.06	2.24

Repurchase agreements	46,254	39,941	426	309	3.68	3.09
Other borrowings	36,720	17,230	549	213	5.98	4.94
Total interest bearing liabilities	576,780	469,904	4,758	2,829	3.30	2.40

Noninterest bearing demand deposits	101,011	85,025
Other liabilities	5,735	3,105
Shareholders' equity	95,332	73,900
Total liabilities and
shareholders' equity	$778,858	$631,934

Interest rate spread					3.49%	3.60%
Net interest margin					4.13%	4.14%

Net interest income (taxable equivalent basis)			7,374	6,257
Less: Taxable equivalent adjustment			234	238
Net interest income			$7,140	$6,019